CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

David R. Wilmerding, Jr.
        Chairman

                                                                  April 28, 2010

     Our Fund earned $1.48 per share of net investment income in the three months ended March 31, 2010, compared to $1.82 per share in the same period of 2009. Dividend income was reduced because of the issuance of portfolio shares in redemption, also a significant reduction in the dividend of Wells Fargo and Co. was effected in 2010.

     After providing for the $1.40 per share distributed to partners of record on March 30, 2010, the net asset value per partnership share on March 31, 2010 was $329.15 compared to $315.61 on December 31, 2009 and $227.01 on March 31, 2009.

     Commentary on market conditions and a comparison of our Fund's performance to the Standard & Poor's 500 Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser's Report.

     Your comments or questions are welcomed.

     I am saddened to report the death of Mr. Richard C. Caldwell on February 19, 2010. Mr. Caldwell was a Managing General Partner of our Fund since December 18, 1997. His service to our Fund's operations will be greatly missed.

                                        Yours sincerely,


                                        /s/ David R. Wilmerding, Jr.
                                        ----------------------------------------
                                        David R. Wilmerding, Jr.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                           INVESTMENT ADVISER'S REPORT

MARKET REVIEW                                                 FIRST QUARTER 2010

     It came as no surprise that 2010 started off with continued high levels of volatility. Although the economy as a whole has continued on the path to recovery, there were periods of uncertainty and some mixed data. In addition, lingering credit issues, such as the ones surrounding Greece's debt, remind us that the global financial system is still undergoing some deleveraging. This backdrop, combined with uncertainty about the Federal Reserve's intentions for interest rates and political noise surrounding the passage of healthcare reform, caused stocks to trade unevenly throughout the first three months of the year. By early February, stocks had dropped to -5.0% on a year-to-date basis, but ended the quarter strongly with a five-week rally. For the three months as a whole, the S&P 500 Index advanced 5.4% to 1,169. Shares of large-cap value companies fared better than large-cap growth stocks, as the S&P 500 Value Index was up 7.1%, while the S&P 500 Growth Index gained 3.7%.

     At its meeting held on March 16, 2010, the Federal Reserve (Fed) maintained its view that current economic conditions "are likely to warrant exceptionally low" interest rates for "an extended period." Although the Fed highlighted that the "labor market is stabilizing" and business spending "has risen significantly," the Federal Open Market Committee voted to keep the Federal Funds rate between 0% and 0.25%. In light of the improved functioning of financial markets, the Fed closed several special liquidity facilities that supported markets during the crisis, including the Term Auction Facility, which held its final auction on March 8, 2010. Policymakers reaffirmed their plan to complete purchases of agency mortgage-backed securities and agency debt by the end of the quarter. Furthermore, the central bank reiterated its belief that inflation is likely to be subdued for some time.

     The US unemployment rate held steady at 9.7% in March, according to the most recent data from the US Department of Labor's Bureau of Labor Statistics. Nonfarm payroll employment increased by 162,000 for the month, with gains in temporary help services (+40,000 jobs) and healthcare (+27,000 jobs). Employment also increased in the federal government, reflecting the hiring of 48,000 temporary workers for the 2010 Census. Meanwhile, job losses persisted in financial activities and information.

     The Consumer Price Index (CPI) was unchanged on a seasonally adjusted basis in February, reflecting a decline in the energy index that was offset by small increases in the food index and the index for all items less food and energy.

     Real gross domestic product (GDP) increased at an annualized rate of 5.6% in the fourth quarter of 2009, according to the "third" estimate issued by the Bureau of Economic Analysis. This compares to an increase of 2.2% during the third quarter of 2009. The acceleration in real GDP during the fourth quarter is attributable primarily to an increase in the rate of private inventory investment, growth in nonresidential fixed investment, an acceleration in exports and a slowdown in imports, which were partially offset by decelerations in both personal consumption expenditures and federal government spending.

     ANY OPINIONS EXPRESSED ARE THOSE OF BLACKROCK AS OF THE DATE OF THIS REPORT AND ARE SUBJECT TO CHANGE BASED ON CHANGES IN MARKET OR ECONOMIC CONDITIONS. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. THERE IS NO GUARANTEE THAT FORECASTS MADE HEREIN WILL COME TO PASS. THE COMMENTS SHOULD NOT BE CONSTRUED AS A RECOMMENDATION FOR ANY INDIVIDUAL HOLDINGS OR MARKET SECTORS. ACTUAL PORTFOLIOS MAY DIFFER AS A RESULT OF ACCOUNT SIZE, CLIENT IMPOSED INVESTMENT RESTRICTIONS, THE TIMING OF CLIENT INVESTMENT, AND MARKET, ECONOMIC, AND INDIVIDUAL COMPANY CONSIDERATIONS, AMONG OTHER THINGS. INFORMATION AND OPINIONS ARE DERIVED FROM PROPRIETARY AND NON-PROPRIETARY SOURCES DEEMED BY BLACKROCK TO BE RELIABLE. WE CANNOT GUARANTEE THE ACCURACY OF SUCH INFORMATION, ASSURE ITS COMPLETENESS, OR WARRANT THAT SUCH INFORMATION WILL NOT BE CHANGED WITHOUT NOTICE. RELIANCE UPON INFORMATION IN THIS REPORT IS AT THE SOLE DISCRETION OF THE READER.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                     INVESTMENT ADVISER'S REPORT (CONTINUED)

PORTFOLIO REVIEW                                              FIRST QUARTER 2010

     SUMMARY

     During the first quarter of 2010, the US equity market continued its dramatic rally begun in March 2009, and generated its fourth consecutive positive quarter on the back of very strong March performance. Despite the solid positive return for the quarter, it was not a smooth ride for the market as macroeconomic concerns over Greece and China dominated the headlines during the middle of the quarter and sent equities lower. Ultimately, the continued evidence of a robust liquidity-induced economic recovery gave investors confidence to increase their risk appetite.

     Within the S&P 500 Index, the cyclical industrials, financials, and consumer discretionary sectors each delivered double-digit returns and provided leadership for the Index. After generating an impressive gain in 2009, the information technology sector was notably weak during the quarter.

     During the first quarter, the Chestnut Street Exchange Fund also produced strong absolute performance but underperformed the 5.4% return posted by the S&P 500 Index. Negative stock selection in health care and materials overpowered positive sector allocation and stock selection in information technology.

     PERFORMANCE ATTRIBUTION

     The Fund's investment in the pharmaceuticals industry accounted for the majority of underperformance in the health care sector. The pharmaceuticals industry was the poorest performing segment within health care during the quarter, and the Fund's substantial and long-standing overweight in this industry detracted from relative returns. In addition, the large position in Abbot Laboratories hurt the Fund as the stock declined slightly during the period.

     A large investment in Air Products & Chemicals Inc. caused underperformance in the materials sector, as the stock declined more than 8%. During the quarter, the company's announced hostile takeover bid for rival Airgas Inc. pressured the stock price. Airgas' rejection of the takeover bid and a significant dividend increase helped the stock to rebound significantly later in the quarter.

     Stock selection in information technology provided the greatest relative lift to the Fund during the quarter. The Fund's semiconductor holdings, which had underperformed during the fourth quarter, collectively rose more than 10% and accounted for much of the strength in the sector. In addition sector positioning across the Fund contributed positively. The Fund's overweight in the rallying industrials sector combined with underweights in the underperforming utilities and information technology sectors added value during the quarter.

     OUTLOOK

     Sector weightings in the Fund remained stable during the quarter. We used investor redemptions to trim large weightings in Intel Corp., Merck & Co., and 3M Co. and further diversify the Fund. The Fund remains highly diversified, with the largest weightings in the health care, industrials, information technology and financials sectors. Relative to the S&P 500, the Fund holds significant overweights in health care and industrials, and notable underweights in consumer discretionary and financials.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                               PERFORMANCE SUMMARY
                              AS OF MARCH 31, 2010
                                  (UNAUDITED)

                                 CHESTNUT
                                  STREET
                                 EXCHANGE    S&P 500     DJIA
                                   FUND       INDEX      INDEX
                                 --------   --------   --------
1st Quarter 2010 .............       4.70%      5.39%      4.82%
1 Year .......................      48.05%     49.77%     46.88%
3 Years * ....................      -1.95%     -4.16%     -1.48%
5 Years * ....................       2.13%      1.92%      3.35%
10 Years * ...................      -0.23%     -0.66%      2.27%
Inception (12/29/76)
   Annualized * ..............      10.95%     10.79%     11.15%
   Cumulative ................   3,066.36%  2,919.40%  3,258.75%

     The performance data represent past performance and should not be considered indicative of future performance which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor's shares, when redeemed, to be worth more or less than their original cost.

     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

*    Average Annual Return

                                              BLACKROCK CAPITAL MANAGEMENT, INC.

                          CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                             STATEMENT OF NET ASSETS
                                 MARCH 31, 2010
                                  (UNAUDITED)

                                                           Shares       Value
                                                          -------   ------------
COMMON STOCKS--99.4%
BASICS--5.8%
Air Products & Chemicals, Inc. ........................   100,609   $  7,440,036
Cabot Corp. ...........................................    86,032      2,615,373
Cabot Microelectronics Corp.* .........................    42,373      1,602,971
                                                                    ------------
                                                                      11,658,380
                                                                    ------------
CAPITAL EQUIPMENT--8.4%
Emerson Electric Co. ..................................   181,112      9,117,178
General Electric Co. ..................................   364,049      6,625,692
Pitney Bowes, Inc. ....................................    39,154        957,315
                                                                    ------------
                                                                      16,700,185
                                                                    ------------
CONSUMER CYCLICALS--12.6%
3M Co. ................................................   139,285     11,640,047
CBS Corp., - Class B ..................................    60,100        837,794
Comcast Corp., - Class A ..............................   149,743      2,818,163
Procter & Gamble Co. ..................................    85,100      5,384,277
Walt Disney Co. (The) .................................   129,129      4,507,893
                                                                    ------------
                                                                      25,188,174
                                                                    ------------
ENERGY--9.8%
BP PLC ADR ............................................    41,979      2,395,742
Exxon Mobil Corp. .....................................   147,227      9,861,264
Schlumberger, Ltd. ....................................   114,584      7,271,501
                                                                    ------------
                                                                      19,528,507
                                                                    ------------
FINANCIAL--13.6%
American Express Co. ..................................    98,525      4,065,141
Ameriprise Financial, Inc. ............................    22,266      1,009,986
Bank of America Corp. .................................    56,084      1,001,099
JPMorgan Chase & Co. ..................................   140,310      6,278,873
Moody's Corp. .........................................    82,738      2,461,456
Wells Fargo & Co. .....................................   391,823     12,193,532
                                                                    ------------
                                                                      27,010,087
                                                                    ------------
HEALTH CARE--18.6%
Abbott Laboratories ...................................   167,916      8,845,815
Baxter International, Inc. ............................    64,986      3,782,185
Hospira, Inc.* ........................................    23,125      1,310,031
Johnson & Johnson .....................................   133,406      8,698,071
Medco Health Solutions, Inc.* .........................    91,862      5,930,611
Merck & Co., Inc. .....................................   225,815      8,434,190
                                                                    ------------
                                                                      37,000,903
                                                                    ------------

                                                           Shares       Value
                                                          -------   ------------
RETAIL--2.2%
Home Depot, Inc. ......................................    23,400   $    756,990
Kohl's Corp.* .........................................    15,200        832,656
Safeway, Inc. .........................................    44,558      1,107,712
Wal-Mart Stores, Inc. .................................    31,500      1,751,400
                                                                    ------------
                                                                       4,448,758
                                                                    ------------
STAPLES--7.2%
Altria Group, Inc. ....................................    18,000        369,360
Coca-Cola Co. (The) ...................................   164,147      9,028,085
Hanesbrands, Inc.* ....................................     5,688        158,240
Kraft Foods, Inc., - Class A ..........................    12,456        376,669
PepsiCo, Inc. .........................................    43,600      2,884,576
Philip Morris International, Inc. .....................    18,000        938,880
Sara Lee Corp. ........................................    45,506        633,899
                                                                    ------------
                                                                      14,389,709
                                                                    ------------
TECHNOLOGY--16.2%
Check Point Software
   Technologies Ltd.* .................................    30,100      1,055,306
Cisco Systems, Inc.* ..................................    32,700        851,181
Hewlett-Packard Co. ...................................    57,923      3,078,607
Intel Corp. ...........................................   762,531     16,973,940
International Business
   Machines Corp. .....................................    39,708      5,092,551
Microsoft Corp. .......................................   139,643      4,087,351
Oracle Corp. ..........................................    42,500      1,091,825
                                                                    ------------
                                                                      32,230,761
                                                                    ------------
TRANSPORTATION--2.8%
Union Pacific Corp. ...................................    75,844      5,559,365
                                                                    ------------
UTILITIES--2.2%
Verizon Communications, Inc. ..........................   143,830      4,461,607
                                                                    ------------
Total Common Stocks
   (Cost: $39,240,416) ................................             $198,176,436
                                                                    ------------

               See Accompanying Notes to Statement of Net Assets.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)

                       STATEMENT OF NET ASSETS (CONCLUDED)
                                 MARCH 31, 2010
                                   (UNAUDITED)

                                                                        Value
                                                                    ------------
TOTAL INVESTMENT IN SECURITIES
   (Cost: $39,240,416)** ..............................      99.4%  $198,176,436
Other assets in excess of liabilities .................       1.0%     2,014,531
Distribution payable ..................................      (0.4)%     (754,729)
Payable to:
   Investment Adviser .................................       0.0%       (58,803)
   Managing General Partners ..........................       0.0%        (9,117)
   Custodian ..........................................       0.0%        (5,198)
   Transfer Agent .....................................       0.0%        (1,643)
                                                                    ------------
NET ASSETS
(Applicable to 605,695 partnership
   shares outstanding) ................................     100.0%  $199,361,477
                                                                    ============
                                                                    $     329.15
                                                                    ============
NET ASSETS APPLICABLE TO SHARES OWNED BY:
Limited partners
   (605,603 shares) ...................................             $199,331,195
Managing general partners
   (92 shares) ........................................                   30,282
                                                                    ------------
Total net assets ......................................             $199,361,477
                                                                    ============

*    Non-Income Producing

** At March 31, 2010, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost ..................   $ 36,167,433
                                      ------------
Gross unrealized appreciation .....    162,887,581
Gross unrealized depreciation .....       (878,578)
                                      ------------
Net unrealized appreciation .......   $162,009,003
                                      ============

The difference between book basis and tax basis of investments is attributable to the use of the individual partners' tax basis for those securities contributed to the Fund at its inception, as required by law.

ADR--American Depositary Receipt.

PLC--Public Limited Company

The following is a summary of inputs used, as of March 31, 2010 in valuing the Fund's investments carried at value:

                                                                              Level 2        Level 3
                                                  Total         Level 1     Significant    Significant
                                                Value at        Quoted       Observable   Unobservable
Fund                                            03/31/10         Price         Inputs        Inputs
----                                          ------------   ------------   -----------   ------------
CHESTNUT STREET EXCHANGE FUND
   Assets   Investments in Securities* ....   $198,176,436   $198,176,436       $--            $--
                                              ------------   ------------       ---            ---

*    See Statement of Net Assets details of industry breakout.

               See Accompanying Notes to Statement of Net Assets.

                         CHESTNUT STREET EXCHANGE FUND
                       (A CALIFORNIA LIMITED PARTNERSHIP)
                        NOTES TO STATEMENT OF NET ASSETS
                                 MARCH 31, 2010
                                   (UNAUDITED)

(A)  SECURITY VALUATIONS

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

     FAIR VALUE MEASUREMENTS -- The inputs and valuation techniques used to measure fair value of the Fund's net assets are summarized into three levels as described below:

          - Level 1 -- quoted prices in active markets for identical securities

          - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

          - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of March 31, 2010 is included with the Fund's Statement of Net Assets.

     For more information with regard to significant accounting policies, see the most recent annual report filed with the Securities and Exchange Commission.

================================================================================

                           MANAGING GENERAL PARTNERS
                              Gordon L. Keen, Jr.
                                 Edward J. Roach
                               Langhorne B. Smith
                            David R. Wilmerding, Jr.

                               INVESTMENT ADVISERS
                       BlackRock Capital Management, Inc.
                              100 Bellevue Parkway
                           Wilmington, Delaware 19809

                                 TRANSFER AGENT
                              PNC Global Investment
                             Servicing (U.S.) Inc.
                                  P.O. Box 8950
                           Wilmington, Delaware 19899
                                 (800) 852-4750

                      (CHESTNUT STREET EXCHANGE FUND LOGO)

                              First Quarter Report
                                 March 31, 2010
                                   (Unaudited)

                            Chestnut Street Exchange
                                      Fund

                              103 Bellevue Parkway
                           Wilmington, Delaware 19809
                                 (302) 791-1112
                     Edward J. Roach, President & Treasurer

================================================================================